October 12, 2023

BNY MELLON FUNDS TRUST

-BNY Mellon Emerging Markets Fund

Supplement to Current Prospectus

The following information supersedes and replaces the information in the second paragraph in the section "Fund Summary – BNY Mellon Emerging Markets Fund – Portfolio Management" in the prospectus:

Alex Khosla is the fund's primary portfolio manager, a position he has held since October 2022.  Mr. Khosla is an investment manager on the emerging markets equities team at Newton Investment Management Limited.

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The following chart replaces certain portfolio manager information in the chart in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Emerging Markets Fund	Alex Khosla

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The information for Paul Birchenough and Ian Smith in the section "Fund Details – Management – Biographical Information" in the prospectus is removed in its entirety.

0960S1023